SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

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[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                   GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
                   GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND
           -----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

          -------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

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         14a-6(i)(1) and 0-11.

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         (3)      Per unit price or other underlying value of transaction
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how it was determined.

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                 GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                       GENERAL MUNICIPAL MONEY MARKET FUND
                  GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND
                 ----------------------------------------------

                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
                 ----------------------------------------------


To the Shareholders:

     A Joint Special Meeting of Shareholders of each investment company named above (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room G, New York, New York, on Wednesday, July 28, 1999 at 10:00 a.m., for the following purposes:

     1. To approve a change to each Fund's management policies and certain corresponding changes to the Fund's investment restrictions.

     2. To approve certain other changes to each Fund's investment restrictions.

     3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on May 14, 1999 will be entitled to receive notice of and to vote at the meeting.

                              By Order of the Board


                              Margaret W. Chambers
                              Secretary

New York, New York
May 21, 1999

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                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
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                 GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                       GENERAL MUNICIPAL MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND

                            COMBINED PROXY STATEMENT

                     A JOINT SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JULY 28, 1999

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of General California Municipal Money Market Fund ("California Municipal Fund"), General Municipal Money Market Fund ("National Municipal Fund") and General New York Municipal Money Market Fund ("New York Municipal Fund") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Shareholders (the "Meeting") of each Fund to be held on Wednesday, July 28, 1999 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room G, New York, New York, for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders. Shareholders of record at the close of business on May 14, 1999 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders can vote only on matters affecting the Fund(s) of which they are shareholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of April 14, 1999, the Funds had outstanding the following number of shares:

FUND                                          NUMBER OF SHARES OUTSTANDING

California Municipal Fund                     400,903,507.27
National Municipal Fund                       653,232,182.06
New York Municipal Fund                       440,602,513.57



     It is estimated that proxy materials will be mailed to shareholders of record on or about May 21, 1999. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE RELEVANT FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL- FREE 1-800-645-6561.

PROPOSAL 1:      TO APPROVE A CHANGE TO EACH FUND'S MANAGEMENT
                 POLICIES AND CERTAIN CORRESPONDING CHANGES TO
                 THE FUND'S INVESTMENT RESTRICTIONS

INTRODUCTION

                  Each Fund seeks to achieve its investment goal by investing at least 80% of its assets (except when maintaining a temporary defensive position) in municipal obligations that provide income exempt from federal income tax ("Municipal Obligations"). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's assets) or for temporary defensive purposes, each Fund may invest in taxable money market instruments ("Taxable Investments"). As a fundamental policy, each Fund may invest only in Municipal Obligations and Taxable Investments as described in the Fund's prospectus and statement of additional information.

     Currently, an investor's purchase order for Fund shares is effective on a given day and the shares receive the dividend on Fund shares declared that day, if the order is received by the Fund in proper form by 12:00 Noon, Eastern time. Some shareholders of the Funds have expressed their desire to be able to place purchase orders for Fund shares after 12:00 Noon, Eastern time, on a business day, which would be effective on that day. In response, each Fund's Board instructed The Dreyfus Corporation ("Dreyfus"), each Fund's investment adviser, to determine if extending the cut-off time for effective purchase orders would be feasible from a portfolio management perspective. Although Dreyfus concluded that extending the cut-off time for effective purchase orders would be feasible, it also advised the Board that it would be able to invest more effectively any assets received by the Funds after 12:00 Noon, Eastern time, on a given day if the Funds' permissible investments are broadened to include shares of other investment companies and certain derivatives, such as structured notes, described below. Accordingly, each Fund's Board has determined to extend the time for receiving effective purchase orders to 2:00 p.m., Eastern time, and to recommend that the Funds be permitted to invest in the shares of other investment companies and structured notes. A Fund would invest in such securities typically when it has an influx of cash resulting from purchase orders received late in the day. Generally, there is a limited supply of acceptable securities available late in the day for municipal money market funds, such as the Funds, to purchase. By expanding the universe of securities each Fund may purchase, the Fund's portfolio managers will be given the opportunity to invest more efficiently cash received from late day purchase orders in accordance with the Fund's investment objective.

     This Proposal involves (i) eliminating the restriction limiting a Fund's investments to Municipal Obligations and Taxable Investments and (ii) revising the restriction prohibiting, except in certain limited circumstances, a Fund from investing in the shares of other investment companies. This Proposal does NOT involve any change to a Fund's investment objective, the requirement that the Fund invest at least 80% of its assets in Municipal Obligations or the limitations on purchasing Taxable Investments. Each Fund also will continue to operate as a money market fund and be required to meet the strict federal requirements governing money market funds.

     To enable each Fund to broaden its permissible investments as described above, the Fund's Board, at a meeting held on April 14, 1999, unanimously approved changes in the Fund's fundamental policies and investment restrictions and directed that this Proposal be submitted to shareholders for their approval. A fundamental policy of a Fund cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares.

ADDITIONAL PORTFOLIO SECURITIES

     If this Proposal is approved, each Fund would be permitted to invest in the following additional securities:

     o INVESTMENT COMPANY SECURITIES. The Fund would be permitted to invest, to the extent permitted under the 1940 Act, in securities of other investment companies which principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

     o STRUCTURED NOTES. The Fund would be permitted to invest in structured notes. These securities are derivative instruments whose value is tied to underlying Municipal Obligations.

     Structured notes typically are purchased in privately negotiated transactions from financial institutions. A number of different arrangements are possible. Some notes may have characteristics typical of an auction rate security where at specified intervals the interest rate on the note is adjusted, and ownership changes, based on an auction mechanism. The interest rate on such notes generally is below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. Others are similar to variable and floating rate securities, and others can be issued with fixed rates. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

     The Fund will purchase structured notes rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, determined to be of comparable quality pursuant to procedures established by the Fund's Board. In addition, Dreyfus will monitor the liquidity of structured notes purchased and notes determined to be illiquid will be aggregated with other illiquid securities and subject to the limitation that no more than 10% of the Fund's assets be invested in illiquid securities.

CORRESPONDING CHANGES IN INVESTMENT RESTRICTIONS

     Set forth below is a description of each Fund's investment restrictions proposed to be deleted or changed under this Proposal.

     o The Investment Restriction which prohibits the Fund from purchasing securities other than Municipal Obligations and Taxable Investments, would be deleted. This is Investment Restriction No. 1 for each Fund.

     O The Investment Restriction which prohibits the Fund from investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, would be amended to prohibit the Fund from purchasing securities of other investment companies, except to the extent permitted under the 1940 Act, and would be designated as a non-fundamental policy. Non-fundamental policies may be changed by vote of the Fund's Board members at any time. This is Investment Restriction No. 9 for the California Municipal Fund and New York Municipal Fund and Investment Restriction No. 11 for the National Municipal Fund.

VOTE REQUIRED AND BOARD'S RECOMMENDATION

     For each Fund, approval of this Proposal requires the affirmative vote of
(a) 67% of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less. EACH FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 TO CHANGE THE FUND'S MANAGEMENT POLICIES AND CERTAIN OF THE FUND'S INVESTMENT RESTRICTIONS.


PROPOSAL 2:    TO APPROVE CERTAIN OTHER CHANGES TO EACH FUND'S
               INVESTMENT RESTRICTIONS

INTRODUCTION

     Management of each Fund believes it appropriate to modify certain investment restrictions (which are fundamental policies) and change certain fundamental policies to non- fundamental policies. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which the Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities,
(g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company. When the Funds were formed, each Fund's Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of
1996) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive.

     Accordingly, the Board of each Fund authorized a review of the Fund's investment restrictions in order to: (i) modernize the Fund's policies that are required to be fundamental and make them consistent with those of other investment companies advised by Dreyfus, (ii) reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act and (iii) eliminate certain policies previously required under state securities laws that are no longer in effect. Non-fundamental policies can be changed by vote of a majority of a Fund's Board members at any time without shareholder approval, subject to compliance with applicable Securities and Exchange Commission ("SEC") disclosure requirements.

     Under the proposed investment restrictions, the Funds will continue to comply with all current regulatory requirements. The proposed fundamental investment restrictions cover those areas which the 1940 Act requires an investment company to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect any Fund's investment objective.

CHANGES IN INVESTMENT RESTRICTIONS

NATIONAL MUNICIPAL FUND

     Investment Restriction No. 2, proposed to be renumbered as Investment Restriction No. 1, which prohibits the Fund from borrowing money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets, would be amended to permit the Fund to borrow to the extent permitted under the 1940 Act. Under the 1940 Act, an investment company is permitted to borrow in an amount up to 33-1/3% of the value of its total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets. (Item 2A on the proxy card.)

     Investment Restriction No. 3, proposed to be renumbered as Investment Restriction No. 8, which prohibits the Fund from pledging, hypothecating, mortgaging or otherwise encumbering its assets, except to secure borrowings for temporary or emergency purposes, would be amended to permit the Fund to pledge, hypothecate, mortgage or otherwise encumber its assets to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis. This Investment Restriction would be designated as a non-fundamental policy. (Item 2B on the proxy card.)

     Investment Restriction No. 4, which prohibits the Fund from selling securities short or purchasing securities on margin, would be numbered Investment Restriction No. 9 and would be designated as a non-fundamental policy. (Item 2C on the proxy card.)

     Investment Restriction No. 5, proposed to be renumbered as Investment Restriction No. 2, which prohibits the Fund from acting as underwriter of securities of other issuers, would be amended to clarify that this prohibition does not apply to the extent the Fund may be deemed an underwriter by virtue of disposing of its portfolio securities. Without this amendment, the Fund could be unnecessarily restricted in its ability to dispose of certain portfolio securities. (Item 2D on the proxy card.)

     Investment Restriction No. 7, proposed to be renumbered as Investment Restriction No. 4, which prohibits the Fund from making loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements, would be amended to permit the Fund to lend its portfolio securities or make loans to others in an amount up to 33-1/3% of its total assets (the amount permitted under the 1940 Act). The Fund has no current intention of lending its portfolio securities or making such loans to others. (Item 2E on the proxy card.)

     Investment Restriction No. 10, which prohibits the Fund from purchasing more than 10% of the voting securities of any issuer or investing in companies for the purpose of exercising control, would be split into two separate investment restrictions--one, prohibiting the Fund from purchasing more than 10% of the voting securities of any issuer, would be numbered Investment Restriction No. 6 and amended to state that such restriction applies only with respect to 75% of the Fund's assets. (Item 2F on the proxy card.) The other, prohibiting the Fund from investing in companies for the purpose of exercising control, would be designated as a non- fundamental policy. (Item 2G on the proxy card.)

     The Fund's other Investment Restrictions would not be amended, although they may be renumbered as set forth below.

     If each proposal is approved by shareholders, the National Municipal Fund's Investment Restrictions would read as follows (new language is underscored and language to be deleted is in brackets):

     [1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.] [TO BE DELETED ONLY IF PROPOSAL 1 IS APPROVED]

     1[2]. Borrow money, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT (WHICH CURRENTLY LIMITS BORROWING TO NO MORE THAN 33-1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS) [from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments].

     2[5]. ACT AS UNDERWRITER OF [Underwrite the] securities of other issuers, except [that] (I) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, AND (II) TO THE EXTENT THE FUND MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF DISPOSING OF PORTFOLIO SECURITIES.

     3[6]. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     4[7]. LEND ANY SECURITY OR make loans to others IF, AS A RESULT, MORE THAN 33-1/3% OF ITS TOTAL ASSETS WOULD BE LENT TO OTHERS, except THAT THIS LIMITATION DOES NOT APPLY TO [through] the purchase of qualified debt obligations and the entry into repurchase agreements [referred to above and in the Prospectus].

     5[9]. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6[10]. Purchase more than 10% of the voting securities of any issuer [or invest in companies for the purpose of exercising control]. THIS RESTRICTION APPLIES ONLY WITH RESPECT TO 75% OF THE FUND'S TOTAL ASSETS.

     7[8]. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

     8[3]. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to THE EXTENT NECESSARY TO SECURE PERMITTED BORROWINGS AND IN CONNECTION WITH THE PURCHASE OF SECURITIES ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS [secure borrowings for temporary or emergency purposes].

     9[4]. Sell securities short or purchase securities on margin.

     10. [Purchase more than 10% of the voting securities of any issuer or] Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT [as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Obligations.] [TO BE CHANGED ONLY IF PROPOSAL 1 IS APPROVED]

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Investment Restrictions numbered 1 through 7 would be fundamental policies that the National Municipal Fund could not change without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Investment Restrictions numbered 8 through 12 would not be fundamental policies and could be changed by vote of a majority of the National Municipal Fund's Board members at any time.

CALIFORNIA MUNICIPAL FUND AND NEW YORK MUNICIPAL FUND

     Investment Restriction No. 2, proposed to be renumbered as Investment Restriction No. 1, which prohibits the Fund from borrowing money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets, would be amended to permit the Fund to borrow to the extent permitted under the 1940 Act. Under the 1940 Act, an investment company is permitted to borrow in an amount up to 33-1/3% of the value of its total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets. (Item 2A on the proxy card.)

     Investment Restriction No. 3, which prohibits the Fund from selling securities short or purchasing securities on margin, would be numbered Investment Restriction No. 6 and would be designated as a non-fundamental policy. (Item 2B on the proxy card.)

     Investment Restriction No. 4, proposed to be renumbered as Investment Restriction No. 2, which prohibits the Fund from acting as underwriter of securities of other issuers, would be amended to clarify that this prohibition does not apply to the extent the Fund may be deemed an underwriter by virtue of disposing of portfolio securities. Without this amendment, the Fund could be unnecessarily restricted in its ability to dispose of certain portfolio securities. (Item 2C on the proxy card.)

     Investment Restriction No. 6, proposed to be renumbered as Investment Restriction No. 4, which prohibits the Fund from making loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements, would be amended to permit the Fund to lend its portfolio securities or make loans to others in an amount up to 33-1/3% of its total assets (the amount permitted under the 1940 Act). The Fund has no current intention of lending its portfolio securities or making such loans to others. (Item 2D on the proxy card.)

     Investment Restriction No. 8, which prohibits the Fund from investing in companies for the purpose of exercising control, would be designated as a non-fundamental policy. (Item 2E on the proxy card.)

     Each Fund's other Investment Restrictions would not be amended, although they may be renumbered as set forth below.

     If each proposal is approved by shareholders, each Fund's Investment Restrictions would read as follows (new language is underscored and language to be deleted is in brackets):

     [1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.] [TO BE DELETED ONLY IF PROPOSAL 1 IS APPROVED]

     1[2]. Borrow money, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT (WHICH CURRENTLY LIMITS BORROWING TO NO MORE THAN 33-1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS) [from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments].

     2[4]. ACT AS UNDERWRITER OF [Underwrite the] securities of other issuers, except [that] (I) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, AND (II) TO THE EXTENT THE FUND MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BY VIRTUE OF DISPOSING OF PORTFOLIO SECURITIES.

     3[5]. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     4[6]. LEND ANY SECURITY OR make loans to others IF, AS A RESULT, MORE THAN 33-1/3% OF ITS TOTAL ASSETS WOULD BE LENT TO OTHERS, except THAT THIS LIMITATION DOES NOT APPLY TO [through] the purchase of qualified debt obligations and the entry into repurchase agreements [referred to above and in the Fund's Prospectus].

     5[7]. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6[3]. Sell securities short or purchase securities on margin.

     7[8]. Invest in companies for the purpose of exercising control.

     8[9]. Invest in securities of other investment companies, except TO THE EXTENT PERMITTED UNDER THE 1940 ACT [as they may be acquired as part of a merger, consolidation or acquisition of assets]. [TO BE CHANGED ONLY IF PROPOSAL 1 IS APPROVED]

     9[10]. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

     10[11]. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Investment Restrictions numbered 1 through 5 would be fundamental policies that the Fund could not change without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Investment Restrictions numbered 6 through 10 would not be fundamental policies and could be changed by vote of a majority of the Fund's Board members at any time.

VOTE REQUIRED AND BOARD MEMBERS' RECOMMENDATION

     For each Fund, approval of this Proposal, which calls for separate votes on each Investment Restriction proposed to be changed as set forth on the proxy card, requires the affirmative vote of (a) 67% of the Fund's voting securities present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

EACH FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH CHANGE TO THE FUND'S INVESTMENT RESTRICTIONS SET FORTH IN PROPOSAL 2.

                             ADDITIONAL INFORMATION

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc., with principal offices at 60 State Street, Boston, Massachusetts 02109, serves as each Fund's distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, serves as each Fund's transfer and dividend disbursing agent.

     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Fund's investments.


                               VOTING INFORMATION

     Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Each Fund may retain an outside firm to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram, which would cost approximately $100,000 and would be borne pro rata among the Funds. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposals.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present for a Fund, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposals in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposals against any adjournment of the Meeting for the Fund. A quorum is constituted with respect to each of California Municipal Fund and New York Municipal Fund by the presence in person or by proxy of the holders of at least 30% of the Fund's outstanding shares entitled to vote at the Meeting. A quorum is constituted with respect to National Municipal Fund by the presence in person or by proxy of the holders of at least one-third of the Fund's outstanding shares entitled to vote at the Meeting.

     As of April 14, 1999, the following stockholders were known by each Fund to own of record and beneficially 5% or more of the Fund's outstanding voting securities:

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

NationsBanc Montgomery Securities LLC                     18.84%
Money Market Fund Omnibus                                (Class A)
600 Montgomery Street, Suite 4                             13.99%
San Francisco, CA 94111 (Class B)

Robert W. Baird & Co.                                     56.08%
Omnibus Account for the                                (Class B)
  Exclusive Benefit of Customers
P.O. Box 672
Milwaukee, WI  53201

First Albany Corporation                                  15.70%
P. O. Box 22024                                        (Class B)
Albany, NY  12201

Stifel Nicolaus & Co. Inc.                                12.90%
For the Exclusive Benefit of Customers                 (Class B)
500 N. Broadway
St. Louis, MO  63102


GENERAL MUNICIPAL MONEY MARKET FUND
NationsBanc Montgomery Securities LLC                     30.00%
Money Market Funds Omnibus                             (Class A)
600 Montgomery Street, Suite 4                             6.11%
San Francisco, CA  94111                               (Class B)

Robert W. Baird & Co.                                     63.88%
Omnibus Account for the Exclusive                      (Class B)
  Benefit of Customers
P.O. Box 672
Milwaukee, WI  53201

Stifel Nicolaus & Co. Inc.                                15.34%
For the Exclusive Benefit of Customers                 (Class B)
500 N. Broadway
St. Louis, MO  63102

George K. Baum & Company                                   9.02%
120 W. 12th Street                                     (Class B)
Kansas City, MO  64105


GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND
First Albany Corporation                                  90.86%
P.O. Box 22024                                         (Class B)
Albany, NY  12201

Robert W. Baird & Co.                                      5.25%
Omnibus Account for the Exclusive                      (Class B)
  Benefit of Customers
P.O. Box 672
Milwaukee, WI  53201


     Under the 1940 Act, a stockholder that beneficially owns, directly or indirectly, more than 25% of the Fund's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                                  OTHER MATTERS

     Each Fund's Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  May 21, 1999

                 GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND


     The undersigned shareholder of GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND (the "Fund") hereby appoints James Bitetto and Janette Farragher and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 14, 1999 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 10:00 a.m. on Wednesday, July 28, 1999, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

     Please mark boxes in blue or black ink.

     1. To approve a change to the Fund's management policies and certain corresponding changes to the Fund's investment restrictions.

     /_/      FOR            /_/      AGAINST          /_/       ABSTAIN


     2. To approve certain other changes to the Fund's Investment Restrictions.

     /_/      FOR            /_/      AGAINST          /_/       ABSTAIN
              ALL                     ALL                           ALL


              (2A)     Borrowing money
              (2B)     Short-selling and purchasing securities on margin
              (2C)     Acting as underwriter
              (2D)     Making loans
              (2E)     Investing to exercise control


         TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR A DESCRIPTION OF THE CHANGE AND WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.

     3. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                                            Signature(s) should be exactly as
                                            name or names appearing on this
                                            form. If shares are held jointly,
                                            each holder should sign. If signing
                                            is by attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title.


                                            Dated: ________________, 1999



                                            -------------------------
                                            Signature(s)


                                            -------------------------
                                            Signature(s)





Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.

                       GENERAL MUNICIPAL MONEY MARKET FUND


     The undersigned shareholder of GENERAL MUNICIPAL MONEY MARKET FUND (the "Fund") hereby appoints James Bitetto and Janette Farragher and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 14, 1999 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 10:00 a.m. on Wednesday, July 28, 1999, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

     Please mark boxes in blue or black ink.

     1. To approve a change to the Fund's management policies and certain corresponding changes to the Fund's investment restrictions.

     /_/      FOR            /_/      AGAINST          /_/       ABSTAIN


     2. To approve certain other changes to the Fund's Investment Restrictions.

     /_/      FOR            /_/      AGAINST          /_/       ABSTAIN
              ALL                     ALL                           ALL

              (2A)     Borrowing money
              (2B)     Pledging assets
              (2C)     Short-selling and purchasing securities on margin
              (2D)     Acting as underwriter
              (2E)     Making loans
              (2F)     Purchasing up to 10% of an issuer's voting securities
              (2G)     Investing to exercise control

         TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR A DESCRIPTION OF THE CHANGE AND WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.


     3. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                                            Signature(s) should be exactly as
                                            name or names appearing on this
                                            form. If shares are held jointly,
                                            each holder should sign. If signing
                                            is by attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title.


                                            Dated: _______________, 1999



                                            -------------------------
                                            Signature(s)


                                            -------------------------
                                            Signature(s)


Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.

                  GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND


     The undersigned shareholder of GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND (the "Fund") hereby appoints James Bitetto and Janette Farragher and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 14, 1999 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 10:00 a.m. on Wednesday, July 28, 1999, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the proxy statement for the Meeting.

     Please mark boxes in blue or black ink.

     1. To approve a change to the Fund's management policies and certain corresponding changes to the Fund's investment restrictions.

     /_/      FOR            /_/      AGAINST          /_/       ABSTAIN


     2. To approve certain other changes to the Fund's Investment Restrictions.

     /_/      FOR            /_/      AGAINST          /_/       ABSTAIN
              ALL                     ALL                           ALL

              (2A)     Borrowing money
              (2B)     Short-selling and purchasing securities on margin
              (2C)     Acting as underwriter
              (2D)     Making loans
              (2E)     Investing to exercise control

         TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR A DESCRIPTION OF THE CHANGE AND WRITE THE SUB-PROPOSAL NUMBER ON THE LINE BELOW.



     3. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                                            Signature(s) should be exactly as
                                            name or names appearing on this
                                            form. If shares are held jointly,
                                            each holder should sign. If signing
                                            is by attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title.


                                            Dated: _______________, 1999



                                            -------------------------
                                            Signature(s)


                                            -------------------------
                                            Signature(s)

Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope.